                               TABLE OF CONTENTS

Letter to Shareholders...........................  1
Economic Snapshot................................  2
Performance Results..............................  3
Glossary of Terms................................  4
Portfolio Management Review......................  5
Portfolio Highlights.............................  8
Portfolio of Investments.........................  9
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 18
Dividend Reinvestment Plan....................... 22

VNM SAR 6/99

                             LETTER TO SHAREHOLDERS

May 20, 1999

Dear Shareholder,
    With the volatility that we've experienced in many financial markets in recent months, some investors have sold securities because of uncertainty about where the markets were going, only to be left rethinking whether they made the right decision. We've witnessed this kind of market activity numerous times over the past several years, sparked by concerns such as the impact of the Asian economic crisis, high stock valuations, or, most recently, the stability of many high-flying technology companies. While these fears eventually subsided, investors who may have sold during this period were unable to reap the benefits of the latest rally. That's partly because most of the recent big gains happened in relatively short periods of time. This kind of volatility--and the danger of making short-term decisions--highlights the importance of investing for the long term, in accordance with your individual financial objectives.
    Although the worst of the Asian crisis appears to be behind us, new concerns are always emerging. In the coming months, we'll likely hear more about how the year 2000 computer problem may affect the markets or that we're overdue for a correction. While the markets could undoubtedly suffer as a result of these or any number of other events, we encourage you to focus on your long-term investment goals. Although nothing is certain, history has shown us that over time, the markets tend to recover--and most investors want to be positioned to take advantage of any recovery.
    If you have concerns about market volatility or questions about how your portfolio is structured to respond to these events, we encourage you to contact your financial advisor. Your advisor can talk with you about sustaining a long-term investment plan through a variety of market conditions. We hope that Van Kampen Funds will play an important role as you and your advisor build a portfolio designed to help you weather whatever the markets have in store.

Sincerely,

[SIG]
Richard F. Powers III

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                               ECONOMIC SNAPSHOT

    A surge in consumer confidence led to strong economic growth over the past six months, as fears about the impact of the Asian financial crisis subsided. In the fourth quarter, the nation's gross domestic product (GDP) rose at an astounding 6.0 percent annual rate and remained strong at 4.5 percent through the first quarter of 1999. This powerful level of growth is attributed to a continued increase in consumer spending, a strong housing market, and high retail sales--all the result of a more confident consumer given the positive employment environment. The economy began to show signs of slowing down early in 1999, however, as corporate profits and wage growth declined.
    Despite continued improvements in Asia and Latin America and the record economic growth in the United States, inflation remained at bay in late 1998 as commodity prices tumbled. Although rising oil prices pushed inflation up 3.3 percent on an annualized basis in the first four months of 1999, price increases remained moderate enough overall to keep inflation-adjusted interest rates attractive.
    Our outlook for the domestic economy remains positive, although we anticipate slower growth in the second half of the year. We look for a gradual but steady rise in inflation throughout 1999 to more normal but certainly not alarming levels. Internationally, low interest rates and improving financial conditions should continue to support the economic progress we've witnessed overseas.

                          INTEREST RATES AND INFLATION
                     April 30, 1997, through April 30, 1999

                                  [BAR GRAPH]

                                INTEREST RATES                       INFLATION
                                --------------                       ---------
Apr 1997                            6.0000                             2.5000
                                    5.6250                             2.2000
                                    6.5000                             2.3000
Jul 1997                            6.0000                             2.2000
                                    5.5000                             2.2000
                                    6.2500                             2.2000
Oct 1997                            5.7500                             2.1000
                                    5.6875                             1.8000
                                    6.5000                             1.7000
Jan 1998                            5.5625                             1.6000
                                    5.6250                             1.4000
                                    6.1250                             1.4000
Apr 1998                            5.6250                             1.4000
                                    5.6875                             1.7000
                                    6.0000                             1.7000
Jul 1998                            5.5625                             1.7000
                                    5.9375                             1.6000
                                    5.7500                             1.5000
Oct 1998                            5.2500                             1.5000
                                    4.8750                             1.5000
                                    4.0000                             1.6000
Jan 1999                            4.8125                             1.7000
                                    4.8750                             1.6000
                                    5.1250                             1.7000
Apr 1999                            4.9375                             2.3000

    Interest rates are represented by the closing midline federal funds rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

            PERFORMANCE RESULTS FOR THE PERIOD ENDED APRIL 30, 1999

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VNM)

 COMMON SHARE TOTAL RETURNS

Six-month total return based on market price(1)...........   (2.30%)
Six-month total return based on NAV(2)....................     1.38%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
price(3)..................................................     5.63%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................     9.45%

 SHARE VALUATIONS

Net asset value...........................................  $  17.16
Closing common stock price................................  $ 16.000
Six-month high common stock price (12/17/98)..............  $ 17.125
Six-month low common stock price (04/30/99)...............  $ 16.000
Preferred share rate(5)...................................     3.14%

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 40.4% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

On August 20, 1998, the Trust's Board of Trustees voted to change the Trust's fiscal year end from August 31 to October 31, effective at the close of the August 31, 1998 fiscal year. As a result, the fiscal year commenced on September 1, 1998 and ended on October 31, 1998. The financial information for the two-month transition period appears in a separate column in this April 30, 1999 semiannual report. If you would like to receive the audited financial statements for this two-month period, please contact our Investor Services Department at 1-800-341-2829.

                               GLOSSARY OF TERMS

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

INVESTMENT-GRADE BONDS: Securities rated BBB and above by Standard & Poor's or
    Baa and above by Moody's Investors Service. Bonds rated below BBB or Baa are noninvestment grade.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1998 and maturing in 2008 is a 10-year bond.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

REFUNDING: Retiring an outstanding bond issue at maturity using money from the sale of a new offering.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                          PORTFOLIO MANAGEMENT REVIEW
                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

We recently spoke with the management team of the Van Kampen New York Quality Municipal Trust about the key events and economic forces that shaped the markets during the reporting period. The team includes Dennis S. Pietrzak, portfolio manager, and Peter W. Hegel, chief investment officer for fixed-income investments. The following comments reflect their views on the Trust's performance during the six months ended April 30, 1999.

   Q HOW WOULD YOU DESCRIBE THE CONDITIONS IN THE MUNICIPAL MARKET DURING THE PAST SIX MONTHS?

   A Although most of the financial markets experienced volatility during the period, the municipal market remained relatively stable. For the majority of the six months, long-term municipal bond yields remained within a range of about 5.1 to 5.3 percent, even as the Federal Reserve cut interest rates. Much of the stability in the municipal market can be attributed to its isolation from turbulence abroad. Concerns about the financial conditions in Asia and Latin America hurt the stock and high-yield bond markets last fall, but had little effect on municipals.
    The positive economic and market conditions encouraged more municipalities to take advantage of low interest rates and issue new bonds. Although the amount of municipal debt increased, the credit quality of many issuers was not compromised--in fact, it improved as the positive economic environment led to stronger balance sheets. As a result, we saw more issuers using municipal bonds to finance special growth and expansion projects, as opposed to financing their regular operations.
    The proportion of higher-yielding municipal bonds also increased during the period as the number of insured bonds declined. Because bond insurers tightened their underwriting criteria, more issuers came to market without insurance and offered higher yields to compensate bondholders for the increased credit risk. This benefited the Trust because it allowed our experienced research staff to seek out those higher-yielding bonds that we felt had strong underlying quality.

   Q  WHY WERE MUNICIPAL BONDS SO ATTRACTIVE RELATIVE TO COMPARABLE TREASURY
      BONDS?

   A Toward the end of 1998, the yields on 30-year insured municipal bonds and comparable U.S. Treasury bonds reached equivalent levels, which is a rare occurrence. Typically, investment-grade municipal bonds have offered about
85 to 90 percent as much yield as comparable Treasury bonds because their interest payments are exempt from federal income taxes. However, as Treasury yields fell and municipal yields remained stable, the yield difference between the two types of bonds shrank. Early in 1999, investors recognized the tremendous opportunities available in the municipal market, and demand for municipals began to increase. In conjunction with a recent slowdown in supply, this boost in municipal demand pushed the municipal-to-Treasury yield ratio back to more traditional but still attractive levels.

   Q  WHAT STRATEGIES DID YOU USE TO MANAGE THE TRUST?

   A Our focus was on supporting the Trust's income stream while monitoring its risk level and price volatility. As a result, most of our purchases were bonds with 15-to 20-year maturities, as the intermediate range of the yield curve offered almost as much yield as comparable 30-year bonds but is potentially less volatile. We would have received minimal incremental yield for assuming the additional interest-rate risk associated with purchasing longer-maturity bonds.
    Continued economic strength, state and local budget surpluses, and heavy municipal bond issuance have made New York a thriving municipal market. The wide selection of available bonds provided a number of opportunities to find attractive securities with appreciation potential during the reporting period. In particular, we acquired insured bonds because we were able to purchase these high-quality securities at yields that were quite competitive with lower-rated bonds.
    In addition, we sold bonds in the portfolio that had a high risk of being called, or repaid early by the issuer. These higher-yielding bonds had increased in value since we purchased them, so we took advantage of the opportunity to sell them at a premium and contribute to the Trust's total return. To help protect the Trust from future bond calls, we began to replace some of our housing bonds. These bonds carry a risk that the mortgage holder will refinance the mortgage or pay it off early, especially during a low interest-rate environment like we are currently experiencing. Thus, housing bonds are more likely than many other issues to be called from the portfolio.

   Q  HOW DID YOU FIND VALUE IN THE MUNICIPAL MARKET?

   A By working closely with our experienced research analysts, we continued to look for bonds that may be temporarily out of favor but that we feel have the potential to appreciate in price if market conditions change. For example, we had previously purchased securities that were subject to the alternative minimum tax (AMT) because they offered very attractive yields during a time when AMT bonds were plentiful. Since that time, the supply of AMT bonds has dropped significantly, so we sold several AMT holdings and replaced them with insured bonds that offered approximately the same yield--effectively increasing the quality of the portfolio without sacrificing yield. For additional portfolio highlights, please refer to page 8.

   Q  HOW DID THE TRUST PERFORM DURING THE PERIOD?

   A During the past six months, the Trust generated a total return of -2.30 percent(1) based on market price. This reflects a decrease in market price from $16.875 per share on October 31, 1998, to $16.000 on April 30, 1999.
In addition, the Trust provided a distribution rate of 5.63 percent(3) based on its closing common stock price on April 30, 1999. Because the Trust is exempt from federal and state income taxes, this distribution rate is equivalent to a yield of 9.45 percent(4) on a taxable investment for shareholders in the 40.4 percent federal and state combined income tax bracket. The Trust's monthly dividend of $.0750 per share was unchanged during the reporting period. Past performance does not guarantee future results. Please refer to the footnotes and chart on page 3 for additional Trust performance results.

   Q  WHAT DO YOU SEE AHEAD FOR THE MUNICIPAL MARKET?

   A Strong economic performance should continue to bolster the credit conditions of municipal issuers. In addition, we expect that this economic strength will continue to make municipalities more likely to issue debt for special projects rather than for general operating financing.
    Although insured debt has been increasing in recent years, we have started to see a reversal of this trend in the last few months, as municipal bond insurers have become more cautious. If this caution continues, credit spreads may widen as the proportion of higher-yielding uninsured bonds increases.
    Finally, we see the potential for changes in traditional economic activity toward the end of the year because of investor concerns about the year 2000 computer problem. These temporary concerns, however, may result in attractive investment opportunities that our research staff can explore to uncover potential value.

[SIG]
Dennis S. Pietrzak

Portfolio Manager

[SIG]
Peter W. Hegel

Chief Investment Officer
Fixed Income Investments

                              PORTFOLIO HIGHLIGHTS

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST
 TOP FIVE PORTFOLIO SECTORS AS A PERCENTAGE OF LONG-TERM INVESTMENTS

    AS OF APRIL 30, 1999                AS OF OCTOBER 31, 1998
General Purpose.............  33.4%  General Purpose.............  29.0%
Higher Education............  15.2%  Higher Education............  12.9%
Retail                               Industrial Revenue..........   9.2%
  Electric/Gas/Telephone....   8.9%  Retail
Industrial Revenue..........   8.4%    Electric/Gas/Telephone....   9.0%
Public Building.............   6.4%  Transportation..............   8.2%

PORTFOLIO COMPOSITION BY CREDIT QUALITY AS A PERCENTAGE OF LONG-TERM INVESTMENTS

                                  [PIE CHART]
AS OF APRIL 30, 1999

               AAA/Aaa        AA/Aa     A/A      BBB/Baa     Non-Rated
               -------        -----    -----     -------     ---------
04/30/99        56.3%         6.0%     20.3%      16.9%        0.5%

                                  [PIE CHART]

AS OF OCTOBER 31, 1998


               AAA/Aaa        AA/Aa     A/A      BBB/Baa     Non-Rated
               -------        -----    -----     -------     ---------
10/31/99        54.3%         6.1%     19.6%      17.8%        2.2%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

 DISTRIBUTION HISTORY

FOR THE PERIOD ENDED APRIL 30, 1999

                                  [BAR GRAPH]

                                DIVIDENDS                        CAPITAL GAINS
                                ---------                        -------------
 Nov 1998                         0.0750
 Dec 1998                         0.0750                             0.0483
 Jan 1999                         0.0750
 Feb 1999                         0.0750
 Mar 1999                         0.0750
'Apr 1999                         0.0750

The distribution history represents past performance of the Trust and does not predict the Trust's future distributions.

                            PORTFOLIO OF INVESTMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         MUNICIPAL BONDS  100.3%
         NEW YORK  95.1%
$2,000   Erie Cnty, NY Ser B (FGIC Insd).......  5.625%      06/15/20    $  2,105,000
 3,000   Grand Cent Dist Mgmt Assn Inc NY
         Business Impt Dist Cap Impt
         (Prerefunded @ 01/01/02)..............  6.500       01/01/22       3,273,510
 4,000   Long Island Pwr Auth NY Elec Sys Rev
         Genl Ser A............................  5.500       12/01/29       4,109,320
 1,400   Monroe Cnty, NY Indl Dev Agy Rev Pub
         Impt Canal Ponds Park Ser A...........  7.000       08/18/99       1,534,498
 2,000   Nassau Cnty, NY Genl Impt Ser Q (FGIC
         Insd).................................  5.200       08/01/13       2,098,360
 1,000   New York City Indl Dev Agy Spl Fac Rev
         Terminal One Group Assn Proj..........  6.000       01/01/15       1,062,370
 5,000   New York City Muni Wtr Fin Auth Wtr &
         Swr Sys Rev Ser F (AMBAC Insd) (b)....  5.500       06/15/12       5,358,450
    70   New York City Ser A...................  7.750       08/15/06          76,857
 2,770   New York City Ser A (Prerefunded @
         08/15/01).............................  7.750       08/15/06       3,061,681
 5,265   New York City Ser B...................  6.600       10/01/16       5,738,060
 4,735   New York City Ser B (Prerefunded @
         10/01/02).............................  6.600       10/01/16       5,229,097
   120   New York City Ser C Subser C1.........  7.500       08/01/20         134,009
 4,880   New York City Ser C Subser C1
         (Prerefunded @ 08/01/02)..............  7.500       08/01/20       5,515,230
   960   New York City Ser D...................  6.500       02/15/06       1,074,422
 1,790   New York City Ser D (Prerefunded @
         02/15/05).............................  6.500       02/15/06       2,029,932
 2,000   New York City Ser F (AMBAC Insd)......  5.250       08/01/14       2,075,600
 3,000   New York City Ser F (Prerefunded @
         11/15/01).............................  8.250       11/15/16       3,380,340
 6,000   New York City Ser I (MBIA Insd).......  5.000       04/15/24       5,845,440
 2,000   New York City Ser I (MBIA Insd).......  5.000       04/15/29       1,941,040
 2,500   New York St Dorm Auth Rev City Univ
         Sys Third Genl Res Ser 2..............  6.000       07/01/20       2,719,550
 1,625   New York St Dorm Auth Rev City Univ
         Sys Cons Ser A........................  5.625       07/01/16       1,745,868
 2,000   New York St Dorm Auth Rev City Univ
         Sys Cons Ser A (Prerefunded @
         07/01/00).............................  7.625       07/01/20       2,135,000
 1,725   New York St Dorm Auth Rev Dept Hlth
         Vets Home.............................  5.500       07/01/11       1,828,983

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$2,075   New York St Dorm Auth Rev Genessee Vly
         Ser B (FHA Gtd).......................  6.900%      08/01/32    $  2,230,978
 1,000   New York St Dorm Auth Rev Insd NY Univ
         Ser A (AMBAC Insd) (a)................  5.250       07/01/06       1,041,200
 1,000   New York St Dorm Auth Rev Insd NY Univ
         Ser A (AMBAC Insd) (a)................  5.250       07/01/07       1,043,320
 1,000   New York St Dorm Auth Rev Mental Hlth
         Svcs Fac Ser C........................  4.750       08/15/19         954,180
 1,000   New York St Dorm Auth Rev NY Pub Lib
         (MBIA Insd)...........................  *           07/01/06         739,700
   905   New York St Dorm Auth Rev NY Pub Lib
         (MBIA Insd)...........................  *           07/01/07         636,749
 1,000   New York St Dorm Auth Rev NY Pub Lib
         (MBIA Insd)...........................  *           07/01/08         669,730
 1,000   New York St Dorm Auth Rev NY Pub Lib
         (MBIA Insd)...........................  *           07/01/09         635,370
 1,000   New York St Dorm Auth Rev NY Pub Lib
         (MBIA Insd)...........................  *           07/01/10         599,750
 1,500   New York St Dorm Auth Rev St Univ Edl
         Fac...................................  5.750       05/15/10       1,624,980
 1,500   New York St Dorm Auth Rev St Univ Edl
         Facs Ser B............................  4.750       05/15/28       1,394,085
 2,000   New York St Dorm Auth Rev Upstate
         Cmnty Colleges Ser B (Prerefunded @
         07/01/01).............................  7.375       07/01/11       2,189,320
 2,000   New York St Dorm Auth Rev Upstate
         Cmnty Colleges Ser B (Prerefunded @
         07/01/01).............................  7.200       07/01/21       2,182,280
 3,500   New York St Energy Resh & Dev Auth
         Elec Fac Rev Cons Edison Co NY Inc
         Proj (MBIA Insd) (b)..................  6.000       03/15/28       3,728,655
 1,110   New York St Energy Resh & Dev Auth
         Elec Fac Rev Cons Edison Co NY Inc
         Proj Ser A (MBIA Insd)................  7.500       01/01/26       1,148,795
 1,750   New York St Energy Resh & Dev Auth
         Elec Fac Rev Cons Edison Co NY Inc
         Proj Ser A (MBIA Insd)................  6.750       01/15/27       1,842,575
 3,000   New York St Energy Resh & Dev Auth Gas
         Fac Rev Brooklyn Union Gas Ser C (MBIA
         Insd).................................  5.600       06/01/25       3,111,960

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$4,000   New York St Energy Resh & Dev Auth
         Pollutn Ctl Rev Niagara Mohawk Pwr
         Rfdg (FGIC Insd) (b)..................  6.625%      10/01/13    $  4,316,040
 1,290   New York St Environmental Fac Corp
         Pollutn Ctl Rev St Wtr Rev............  6.600       06/15/09       1,458,474
 1,925   New York St Environmental Fac Corp
         Pollutn Ctl Rev St Wtr Rev
         (Prerefunded @ 06/15/04)..............  6.600       06/15/09       2,189,360
 2,000   New York St Environmental Fac Corp
         Solid Waste Disp Rev Occidental
         Petroleum Corp Proj...................  6.100       11/01/30       2,082,280
 2,010   New York St Hsg Fin Agy Rev Newburgh
         Interfaith Hsg Ser A..................  7.050       11/01/12       2,112,188
 1,500   New York St Loc Govt Assistance Corp
         Ser D (Prerefunded @ 04/01/02)........  7.000       04/01/18       1,666,890
    65   New York St Med Care Fac Fin Agy Rev
         Mental Hlth Svcs Fac Ser C............  7.300       02/15/21          70,675
   685   New York St Med Care Fac Fin Agy Rev
         Mental Hlth Svcs Fac Ser C
         (Prerefunded @ 08/15/01)..............  7.300       02/15/21         753,082
   750   New York St Med Care Fac Fin Agy Rev
         Mental Hlth Svcs Fac Ser D............  7.400       02/15/18         825,578
 1,700   New York St Med Care Fac Fin Agy Rev
         Mental Hlth Svcs Fac Ser D
         (Prerefunded @ 02/15/02)..............  7.400       02/15/18       1,894,735
 2,000   New York St Med Care Fac Fin Agy Rev
         Presbyterian Hosp Ser A Rfdg (FHA
         Gtd)..................................  5.375       02/15/25       2,029,360
 1,000   New York St Muni Bond Bk Agy Spl Pgm
         Rev Buffalo Ser A (b).................  6.875       03/15/06       1,078,630
 3,000   New York St Muni Bond Bk Agy Spl Pgm
         Rev Rochester Ser A (Prerefunded @
         09/15/01) (b).........................  6.750       03/15/11       3,273,630
 2,000   New York St Urban Dev Corp Rev
         Correctional Cap Fac Rfdg.............  5.625       01/01/07       2,111,600
 5,000   New York St Urban Dev Corp Rev
         Correctional Cap Fac Ser 3
         (Prerefunded @ 01/01/02)..............  7.000       01/01/21       5,518,900
 1,500   New York St Urban Dev Corp Rev
         Correctional Cap Fac Ser 4............  5.375       01/01/23       1,514,940
 1,115   New York St Urban Dev Corp Rev Proj
         Pine Barrens..........................  5.375       04/01/17       1,138,727
 2,500   Port Auth NY & NJ Cons Ser 77.........  6.250       01/15/27       2,632,675

                                               See Notes to Financial Statements

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

 Par
Amount
(000)                 Description                Coupon      Maturity    Market Value
-------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
$1,000   Port Auth NY & NJ Delta Airls Inc Proj
         Ser 1R................................  6.950%      06/01/08    $  1,081,210
 2,500   Port Auth NY & NJ Spl Oblig Rev Spl
         Proj JFK Intl Arpt Terminal 6 (MBIA
         Insd).................................  6.000       12/01/07       2,786,175
 2,000   Port Auth NY & NJ Spl Oblig Rev Spl
         Proj JFK Intl Arpt Terminal 6 (MBIA
         Insd).................................  5.750       12/01/25       2,120,040
 1,930   Yonkers, NY Ser A (Prerefunded @
         02/15/02) (FGIC Insd).................  6.500       02/15/07       2,100,052
   400   Yonkers, NY Ser A (Prerefunded @
         02/15/02) (FGIC Insd).................  6.500       02/15/12         437,704
                                                                         ------------
                                                                          135,039,189
                                                                         ------------
         GUAM  3.1%
 2,000   Guam Arpt Auth Rev Ser B..............  6.400       10/01/05       2,184,800
 1,000   Guam Arpt Auth Rev Ser B..............  6.700       10/01/23       1,098,800
 1,000   Guam Pwr Auth Rev Ser A...............  6.625       10/01/14       1,112,510
                                                                         ------------
                                                                            4,396,110
                                                                         ------------
         PUERTO RICO  0.5%
   696   Centro de Recaudaciones de Ingresos
         Muni Ctfs Partn PR....................  6.850       10/17/03         725,695
                                                                         ------------
         U.S. VIRGIN ISLANDS  1.6%
 2,000   Virgin Islands Pub Fin Auth Rev
         Matching Fd Ln Nts Ser A Rfdg
         (Prerefunded @ 10/01/02)..............  7.250       10/01/18       2,265,800
                                                                         ------------
TOTAL INVESTMENTS  100.3%
  (Cost $129,719,422)................................................     142,426,794
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.3%)........................        (366,616)
                                                                         ------------
NET ASSETS  100.0%...................................................    $142,060,178
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Authority
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                April 30, 1999 and October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                    April 30, 1999   October 31, 1998
-------------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $129,719,422 and
  $127,396,743, respectively)...................     $142,426,794      $141,583,062
Cash............................................              -0-            62,062
Receivables:
  Interest......................................        2,088,373         2,231,300
  Investments Sold..............................           45,000            45,000
Other...........................................            1,606             2,313
                                                     ------------      ------------
      Total Assets..............................      144,561,773       143,923,737
                                                     ------------      ------------
LIABILITIES:
Payables:
  Investments Purchased.........................        2,059,300               -0-
  Custodian Bank................................           95,127               -0-
  Investment Advisory Fee.......................           81,867            85,562
  Income Distributions--Common and Preferred
    Shares......................................           60,851           124,330
  Administrative Fee............................           23,390            24,446
  Affiliates....................................           11,610             7,500
Trustees' Deferred Compensation and Retirement
  Plans.........................................           97,846            89,940
Accrued Expenses................................           71,604            84,816
                                                     ------------      ------------
    Total Liabilities...........................        2,501,595           416,594
                                                     ------------      ------------
NET ASSETS......................................     $142,060,178      $143,507,143
                                                     ============      ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized
  100,000,000 shares, 1,800 issued with
  liquidation preference of $25,000 per
  share--See Note 4)............................     $ 45,000,000      $ 45,000,000
                                                     ------------      ------------
Common Shares ($.01 par value with an unlimited
  number of shares authorized)..................           56,556            56,556
Paid in Surplus.................................       83,577,849        83,577,849
Net Unrealized Appreciation.....................       12,707,372        14,186,319
Accumulated Net Realized Gain...................          270,957           359,392
Accumulated Undistributed Net Investment
  Income........................................          447,444           327,027
                                                     ------------      ------------
    Net Assets Applicable to Common Shares......       97,060,178        98,507,143
                                                     ------------      ------------
NET ASSETS......................................     $142,060,178      $143,507,143
                                                     ============      ============
COMMON SHARES OUTSTANDING.......................        5,655,638         5,655,638
                                                     ============      ============
NET ASSET VALUE PER COMMON SHARE................     $      17.16      $      17.42
                                                     ============      ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 1999
             and the Two Months Ended October 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                                  Six Months Ended   Two Months Ended
                                                   April 30, 1999    October 31, 1998
-------------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest.........................................   $ 4,132,234        $ 1,392,511
                                                    -----------        -----------
EXPENSES:
Investment Advisory Fee..........................       495,600            167,979
Administrative Fee...............................       141,600             47,994
Preferred Share Maintenance......................        61,301             20,938
Trustees' Fees and Related Expenses..............        12,358              2,603
Custody..........................................         6,512              1,741
Legal............................................         4,378              3,081
Other............................................        77,010             30,892
                                                    -----------        -----------
    Total Expenses...............................       798,759            275,228
                                                    -----------        -----------
NET INVESTMENT INCOME............................   $ 3,333,475        $ 1,117,283
                                                    ===========        ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain................................   $   271,304        $    10,021
                                                    -----------        -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period........................    14,186,319         14,034,354
  End of the Period..............................    12,707,372         14,186,319
                                                    -----------        -----------
Net Unrealized Appreciation/Depreciation During
  the Period.....................................    (1,478,947)           151,965
                                                    -----------        -----------
NET REALIZED AND UNREALIZED GAIN/LOSS............   $(1,207,643)       $   161,986
                                                    ===========        ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS.......   $ 2,125,832        $ 1,279,269
                                                    ===========        ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

         For the Six Months Ended April 30, 1999, the Two Months Ended
        October 31, 1998 and the Year Ended August 31, 1998 (Unaudited)
--------------------------------------------------------------------------------

                                     Six Months Ended   Two Months Ended     Year Ended
                                      April 30, 1999    October 31, 1998   August 31, 1998
------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............   $  3,333,475       $  1,117,283      $  6,851,757
Net Realized Gain...................        271,304             10,021           391,977
Net Unrealized
  Appreciation/Depreciation During
  the Period........................     (1,478,947)           151,965         2,760,333
                                       ------------       ------------      ------------
Change in Net Assets from
  Operations........................      2,125,832          1,279,269        10,004,067
                                       ------------       ------------      ------------
Distributions from Net Investment
  Income:
  Common Shares.....................     (2,544,842)          (848,283)       (5,259,384)
  Preferred Shares..................       (668,216)          (255,910)       (1,603,442)
                                       ------------       ------------      ------------
                                         (3,213,058)        (1,104,193)       (6,862,826)
                                       ------------       ------------      ------------
Distributions from Net Realized
  Gains:
  Common Shares.....................       (273,147)               -0-               -0-
  Preferred Shares..................        (86,592)               -0-               -0-
                                       ------------       ------------      ------------
                                           (359,739)               -0-               -0-
                                       ------------       ------------      ------------
Total Distributions.................     (3,572,797)        (1,104,193)       (6,862,826)
                                       ------------       ------------      ------------
NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES.............     (1,446,965)           175,076         3,141,241
NET ASSETS:
Beginning of the Period.............    143,507,143        143,332,067       140,190,826
                                       ------------       ------------      ------------
End of the Period (Including
  accumulated undistributed net
  investment income of $447,444,
  $327,027 and $313,937
  respectively).....................   $142,060,178       $143,507,143      $143,332,067
                                       ============       ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

   The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                 Six Months   Two Months
                                                   Ended         Ended
                                                 April 30,    October 31,   ------------------
                                                    1999         1998         1998      1997
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period (a)....  $17.418       $17.387     $ 16.831   $16.148
                                                  -------       -------     --------   -------
Net Investment Income...........................     .589          .198        1.212     1.227
Net Realized and Unrealized Gain/Loss...........    (.214)         .028         .558      .728
                                                  -------       -------     --------   -------
Total from Investment Operations................     .375          .226        1.770     1.955
                                                  -------       -------     --------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders.................     .450          .150         .930      .990
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............     .118          .045         .284      .282
  Distributions from and in Excess of Net
    Realized Gain:
    Paid to Common Shareholders.................     .048           -0-          -0-       -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders............     .015           -0-          -0-       -0-
                                                  -------       -------     --------   -------
Total Distributions.............................     .631          .195        1.214     1.272
                                                  -------       -------     --------   -------
Net Asset Value, End of the Period..............  $17.162       $17.418     $ 17.387   $16.831
                                                  =======       =======     ========   =======
Market Price Per Share at End of the Period.....  $16.000       $16.875     $  16.75   $16.125
Total Investment Return at Market Price (b).....   (2.30%)*       1.64%*       9.94%     3.94%
Total Return at Net Asset Value (c).............    1.38%*        1.04%*       9.07%    10.62%
Net Assets at End of the Period (In millions)...  $ 142.1       $ 143.5     $  143.3   $ 140.2
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**.................    1.65%         1.67%        1.64%     1.68%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d)........    5.50%         5.23%        5.42%     5.73%
Portfolio Turnover..............................      20%*           1%*         26%       17%
 * Non-Annualized
 ** Ratio of Expenses to Average Net Assets
    Including Preferred Shares..................    1.13%         1.15%        1.12%     1.13%

(a) Net asset value at September 27, 1991, is adjusted for common and preferred share offering costs of $.223 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net investment income is adjusted for common share equivalent of distributions paid to preferred shareholders.

--------------------------------------------------------------------------------

                                            September 27, 1991
                                              (Commencement
           Year Ended August 31,              of Investment
-------------------------------------------   Operations) to
       1996      1995      1994      1993    August 31, 1992
      --------------------------------------------------------
      $16.469   $16.633   $17.958   $16.303      $14.777
      -------   -------   -------   -------      -------
        1.245     1.243     1.302     1.307        1.068
        (.226)     .168    (1.163)    1.640        1.400
      -------   -------   -------   -------      -------
        1.019     1.411      .139     2.947        2.468
      -------   -------   -------   -------      -------
        1.050     1.050     1.050     1.007         .743
         .290      .267      .211      .195         .199
          -0-      .216      .177      .071          -0-
          -0-      .042      .026      .019          -0-
      -------   -------   -------   -------      -------
        1.340     1.575     1.464     1.292         .942
      -------   -------   -------   -------      -------
      $16.148   $16.469   $16.633   $17.958      $16.303
      =======   =======   =======   =======      =======
      $16.500   $15.500   $15.375   $17.250      $15.625
       13.62%     9.73%    (4.08%)   17.94%        9.39%*
        4.45%     7.29%     (.67%)   17.42%       14.00%*
      $ 136.2   $ 137.9   $ 138.9   $ 146.3      $ 137.0
        1.74%     1.76%     1.66%     1.66%        1.67%
        5.77%     6.08%     6.31%     6.58%        6.27%
          23%       50%       21%       25%          65%*
        1.18%     1.17%     1.14%     1.13%        1.17%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen New York Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of New York municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The Trust changed its fiscal year-end from August 31, to October 31. As mentioned in your last report, due to the relatively short span of time between the August 31, 1998 report and the October 31, 1998 report, the October 31, 1998 report was not distributed but rather the October data is included as part of this April 30, 1999 semi-annual report.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.
    At April 30, 1999, for federal income tax purposes the cost of long-term investments is $129,719,422 the aggregate gross unrealized appreciation is $12,792,960 and the aggregate gross unrealized depreciation is $85,588 resulting in net unrealized appreciation on long-term investments of $12,707,372.
    At October 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $127,396,743 the aggregate gross unrealized appreciation is $14,193,337 and the aggregate gross unrealized depreciation is $7,018, resulting in net unrealized appreciation on long- and short-term investments of $14,186,319.

E. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust recognized expenses of approximately $1,200 and $1,100, respectively, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the six months ended April 30, 1999 and the two months ended October 31, 1998, the Trust recognized expenses of approximately $28,900 and $10,100, respectively, representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS
For the six months ended April 30, 1999, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $29,761,793 and $27,682,013, respectively. For the two months ended October 31, 1998, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $1,493,970 and $1,088,085, respectively.

4. PREFERRED SHARES

Effective with the close of business on April 23, 1999, the liquidation preference on the Trust's preferred shares decreased from $50,000 to $25,000 per share. This decrease was effected by means of a 2 for 1 stock split that doubled the Trust's number of outstanding preferred shares. The total liquidation valued for the Trust was unchanged.

    As of April 30, 1999, the Trust has outstanding 1,800 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is reset through an auction process every 28 days. The rate in effect on April 30, 1999, was 3.140%. During the six months ended April 30, 1999, the rates ranged from 3.000% to 4.800%.

                           April 30, 1999 (Unaudited)
--------------------------------------------------------------------------------

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.
    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE
If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS
Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.
    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN
The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS
You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW
Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
   Aggressive Equity
   Aggressive Growth
   American Value
   Comstock
   Emerging Growth
   Enterprise
   Equity Growth
   Equity Income
   Growth
   Growth and Income
   Harbor
   Pace
   Real Estate Securities
   Utility
   Value
Global/International
   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   Global Franchise
   Global Managed Assets
   International Magnum
   Latin American

FIXED-INCOME FUNDS
Income
   Corporate Bond
   Global Fixed Income
   Global Government Securities
   Government Securities
   High Income Corporate Bond
   High Yield
   High Yield & Total Return
   Limited Maturity Government
   Short-Term Global Income
   Strategic Income
   U.S. Government
   U.S. Government Trust for Income
   Worldwide High Income
Tax Exempt Income
   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal
   Insured Tax Free Income
   Intermediate Term Municipal Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income
Capital Preservation
   Reserve
   Tax Free Money

SENIOR LOAN
   Prime Rate Income Trust
   Senior Floating Rate

To find out more about any of these funds, ask your financial advisor for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at WWW.VANKAMPEN.COM--to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time. Telecommunications Device for the Deaf users, call 1-800-421-2833.

- e-mail us by visiting WWW.VANKAMPEN.COM and selecting Contact Us

                  VAN KAMPEN NEW YORK QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*
-Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

A. THOMAS SMITH, III*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT
ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG LLP
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1999 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                         YEAR 2000 READINESS DISCLOSURE

Like other mutual funds, financial and business organizations and individuals around the world, the Trust could be adversely affected if the computer systems used by the Trust's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Trust's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Trust's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Trust. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Trust may invest that, in turn, may adversely affect the net asset value of the Trust. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Trust's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act, which may limit the legal rights regarding the use of such statements in the case of dispute.